As filed with the Securities and Exchange Commission on July 28, 2000


                                                     Registration No. 333-17301*
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3
                                       To
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


A.       Exact name of trust:  EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                               GUARANTEED SERIES 134, GUARANTEED SERIES 135 AND GUARANTEED SERIES 136


B.       Name of depositors:   GLICKENHAUS & CO.
                               LEBENTHAL & CO., INC.

C.       Complete address of depositors' principal executive offices:

                  GLICKENHAUS & CO.                  LEBENTHAL & CO., INC.
                  6 East 43rd Street                 120 Broadway
                  New York, NY 10017                 New York, NY 10271

D.       Name and complete address of agent for service:


         SETH M. GLICKENHAUS   JAMES A. LEBENTHAL     Copy of comments to:
         Glickenhaus & Co.     Lebenthal & Co., Inc.  MICHAEL R. ROSELLA, ESQ.
         6 East 43rd Street    120 Broadway           Paul, Hastings, Janofsky &
         New York, NY 10017    New York, NY 10271     Walker LLP
                                                      75 East 55th Street
                                                      New York, NY 10022
                                                      (212) 318-6800


It is proposed that this filing become effective (check appropriate box)

/x/      immediately upon filing pursuant to paragraph (b) of Rule 485
/ /      (date) pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)
/ /      on (       date       ) pursuant to paragraph (a) of Rule 485




* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 134, Guaranteed Series 135 and Guaranteed Series 136 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 333-17301, 333-25145 and 333-25147, respectively) under the Act.



9329.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

Prospectus, Part I                 9,265 Units             Dated: July 28, 2000


          NOTE: Part I of this Prospectus may not be distributed unless
          -------------------------------------------------------------
                            accompanied by Part II.
                            -----------------------


        This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of April 28, 2000 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of March 31, 2000. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

        The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations.

        Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

        The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

        Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

        Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 134

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000




          SPONSORS:    GLICKENHAUS & CO.
                       LEBENTHAL & CO., INC.

AGENT FOR SPONSORS:    GLICKENHAUS & CO.
           TRUSTEE:    THE BANK OF NEW YORK
         EVALUATOR:    INTERACTIVE DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                                                         $     9,230,000
Number of Units(1):                                                                                                 9,265
Fractional Undivided Interest in the Trust Per Unit:                                                              1/9,265
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):                   $8,755,610.89
                                                                                                        ===================
Sponsors' Repurchase Price Per Unit:                                                                      $        945.02
Plus Sales Charge(2):                                                                                               59.25
                                                                                                        -------------------
Public Offering Price Per Unit(3):                                                                        $      1,004.27
                                                                                                        ===================
Redemption Price Per Unit(4):                                                                             $        945.02
Excess of Public Offering Price Over Redemption Price Per Unit:                                           $         59.25
Weighted Average Maturity of Bonds in the Trust:                                                             25.978 years


Evaluation Time:                              2:00 p.m., New York Time, on the day next  following  receipt by a Sponsor of an order for a Unit sale or  purchase  or by the  Trustee  of a Unit  tendered  for redemption.

Annual Insurance Premium:                     $5,612

Evaluator's Fee:                              $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                         For each $1,000 principal amount of Bonds in the Trust,  $1.35 under the monthly and $.95 under the semi-annual distribution plan.

Sponsors' Annual Fee:                         Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                              April 2, 1997

Date of Trust Agreement:                      April 2, 1997

Mandatory Termination Date:                   December 31, 2046

Minimum Principal
   Distribution:                              $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:         $2,000,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 134

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000
                                   (Continued)


                                                                                        Monthly                Semi-annual
                                                                                   -------------------      -------------------
P         Estimated Annual Interest Income:                                               $55.61                   $55.61
             Less Annual Premium on Portfolio Insurance                                      .58                      .58
E            Less Estimated Annual Expenses                                                 2.54                     2.07
                                                                                   -------------------      -------------------

R         Estimated Net Annual Interest Income:                                           $52.49                   $52.96
                                                                                   ===================      ===================


U         Estimated Interest Distribution:                                               $  4.37                   $26.48

N         Estimated Current Return Based on Public Offering Price (5):                      5.23%                    5.27%

I
          Estimated Long-Term Return Based on Public Offering Price (6):                    5.27%                    5.32%
T
          Estimated Daily Rate of Net Interest Accrual:                                 $.14580                  $.14711

          Record Dates:                                                            15th Day of Month         15th Day of May
                                                                                                               and November
          Payment Dates:                                                            1st Day of Month         1st Day of June
                                                                                                               and December


---------------
1. The number of units are expressed in whole numbers with no adjustment for fractional units.
2.       The  sales  charge  is  determined  based  on  the  maturities  of  the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.
3. Plus accrued interest to May 3, 2000, the expected date of settlement, of $2.63 monthly and $24.77 semi-annually.
4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption - Computation of Redemption Price per Unit."
5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.
6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

   Portfolio Information
   ---------------------

   On March 31, 2000, the bid side valuation of 100% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

   Special Factors Concerning the Portfolio
   ----------------------------------------

   The Portfolio consists of 5 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 20.2% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 79.8% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

   Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Appropriations, 1 (20.2%); Revenue: Health Care, 1 (15.1%); Water and Sewer, 1 (18.8%); and Higher Education, 2 (45.9%). The Trust is deemed to be concentrated in the Higher Education category (1). Five issues, constituting 100.0% of the Bonds in the Portfolio, are original issue discount bonds, of which none are zero coupon bonds. On March 31, 2000, 4 issues (79.8%) were rated AAA and 1 issue (20.2%) was rated A- by Standard & Poor's Corporation (2). Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

   Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


---------------
   1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

   2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

   Taxes
   -----

   Interest on the Bonds in the Trust Portfolio is generally exempt from regular federal income tax. It is also generally exempt from New York State and New York City personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.

   Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
  Guaranteed Series 134:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 134, including the bond portfolio, as of March 31, 2000, and the related statements of operations and changes in net assets for the years ended March 31, 2000 and 1999 and for the period from April 2, 1997 (initial date of deposit) to March 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 134 as of March 31, 2000, and the results of its operations and changes in net assets for the years ended March 31, 2000 and 1999 and for the period from April 2, 1997 (initial date of deposit) to March 31, 1998, in conformity with generally accepted accounting principles.





BDO Seidman, LLP



New York, New York
April 28, 2000

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2000
                       ===================================





INVESTMENTS IN SECURITIES, at market value (cost $8,824,954)........................................        $8,936,914

ACCRUED INTEREST RECEIVABLE.........................................................................           125,653

ORGANIZATION COSTS, NET OF AMORTIZATION.............................................................             8,252
                                                                                                         ------------------

   Total trust property.............................................................................         9,070,819

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.......................................................            21,072
                                                                                                         ------------------

NET ASSETS..........................................................................................        $9,049,747
                                                                                                         ==================





NET ASSETS REPRESENTED BY:
                                                                      Monthly           Semi-annual
                                                                    distribution        distribution
                                                                        plan                plan               Total
                                                                   ---------------     ---------------    -----------------

VALUE OF FRACTIONAL UNDIVIDED INTERESTS........................      $4,214,172           $4,709,108          $8,923,280

UNDISTRIBUTED NET INVESTMENT INCOME............................          28,903               97,564             126,467
                                                                   ---------------     ---------------    -----------------

   Total value.................................................      $4,243,075           $4,806,672          $9,049,747
                                                                   ===============     ===============    =================


UNITS OUTSTANDING..............................................           4,385                4,900               9,285
                                                                   ===============     ===============    =================


VALUE PER UNIT.................................................    $     967.63         $   980.95
                                                                   ===============     ===============


                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                            STATEMENTS OF OPERATIONS
                       ===================================





                                                                                                             Period from
                                                                                                            April 2, 1997
                                                                           Year ended                     (initial date of
                                                                            March 31,                        deposit) to
                                                            ------------------------------------------        March 31,
                                                                   2000                   1999                  1998
                                                            -------------------    -------------------    ------------------

INVESTMENT INCOME - INTEREST..............................        $ 525,043               $539,850            $   542,468
                                                            -------------------    -------------------    ------------------

EXPENSES:

   Trustee fees...........................................           12,147                 12,442                 12,842

   Evaluation fees........................................              736                    865                    829

   Insurance premiums.....................................            5,863                  6,707                  7,589

   Sponsors' advisory fees................................            2,457                  2,443                  2,470

   Auditors' fees.........................................            1,952                  1,800                  1,800

   Amortization of organization costs.....................            4,113                  4,113                  4,090
                                                            -------------------    -------------------    ------------------


              Total expenses..............................           27,268                 28,370                 29,620
                                                            -------------------    -------------------    ------------------


NET INVESTMENT INCOME.....................................          497,775                511,480                512,848


REALIZED GAIN ON SECURITIES SOLD OR REDEEMED (Note 3).....           12,125                 19,550                 12,620


NET CHANGE IN UNREALIZED MARKET (DEPRECIATION)
   APPRECIATION...........................................         (778,233)               146,137                744,056
                                                            -------------------    -------------------    ------------------


NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.............................................        $(268,333)              $677,167             $1,269,524
                                                            ===================    ===================    ==================



                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================




                                                                                                             Period from
                                                                                                            April 2, 1997
                                                                           Year ended                     (initial date of
                                                                            March 31,                        deposit) to
                                                            ------------------------------------------        March 31,
                                                                   2000                   1999                  1998
                                                            -------------------    -------------------    ------------------
OPERATIONS:
   Net investment income..................................    $     497,775          $     511,480          $     512,848
   Realized gain on securities sold or redeemed...........           12,125                 19,550                 12,620
   Net change in unrealized market (depreciation)
      appreciation........................................         (778,233)               146,137                744,056
                                                            -------------------    -------------------    ------------------
      Net (decrease) increase in net assets resulting
        from operations...................................         (268,333)               677,167              1,269,524
                                                            -------------------    -------------------    ------------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME....         (494,618)              (516,121)              (384,897)
                                                            -------------------    -------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Issuance of 10,000 units at date of deposit (net of
      gross underwriting commission of $488,900)..........                -                      -              9,489,056
   Redemption of 328; 200 and 187 units...................         (324,231)              (207,579)              (190,221)
                                                            -------------------                           ------------------
                                                                                   -------------------

         Total capital share transactions.................         (324,231)              (207,579)             9,298,835
                                                            -------------------    -------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS.....................       (1,087,182)               (46,533)            10,183,462

NET ASSETS:
   Beginning of year......................................       10,136,929             10,183,462                      -
                                                            -------------------    -------------------    ------------------
   End of year............................................     $  9,049,747            $10,136,929            $10,183,462
                                                            ===================    ===================    ==================

DISTRIBUTION PER UNIT (Note 2):
   Interest:
      Monthly plan........................................          $52.68                 $52.48                 $44.85
      Semi-annual plan....................................          $53.12                 $52.99                 $32.03



                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================



NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

             The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

             Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recognized on the accrual basis.

        Taxes on income
        ---------------

             The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Per unit amounts
        ----------------

             Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

        Organization costs
        ------------------

             Costs  incurred  in  the   organization  of  the  Trust  have  been
capitalized and are amortized over a period of 60 months beginning on the date of deposit.

NOTE 2 - DISTRIBUTIONS
----------------------

             Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended March 31, 2000 and 1999 and in the period April 2, 1997 (initial date of deposit) to March 31, 1998.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================



NOTE 3 - BONDS SOLD OR REDEEMED

Portfolio     Principal       Date                                                                                 Realized
   No.         Amount       Redeemed                  Description                     Net Proceeds     Cost       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Year ended March 31, 2000:

5             $105,000      5/20/99    New York State Urban Development                 $102,375     $  93,188      $  9,187
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series

5               55,000       6/4/99    New York State Urban Development                   53,350        48,813         4,537
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series

5               50,000      6/23/99    New York State Urban Development                   47,375        44,375         3,000
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series

5               15,000      11/4/99    New York State Urban Development                   12,615        13,313          (698)
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series

5               55,000      1/10/00    New York State Urban Development                   47,025        48,813        (1,788)
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series

5               65,000       3/6/00    New York State Urban Development                   55,575        57,688        (2,113)
                                          Corporation, Correctional Capital
                                          Facility Revenue Bonds, 1993A Refunding
                                          Series
           ---------------                                                            ------------- ------------- -------------

              $345,000                                                                  $318,315      $306,190       $12,125
           ===============                                                            ============= ============= =============


NOTE 4 - NET ASSETS
-------------------

    Cost of 10,000 units at Date of Deposit                                                                       $9,977,956
    Less gross underwriting commission                                                                               488,900
                                                                                                            ------------------

              Net cost - initial offering price                                                                    9,489,056

    Realized net gain on securities sold or redeemed                                                                  44,295
    Redemption of 715 units                                                                                         (722,031)
    Unrealized market appreciation of securities                                                                     111,960
    Undistributed net investment income                                                                              126,467
                                                                                                            ------------------

              Net assets                                                                                          $9,049,747
                                                                                                            ==================

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                       ===================================



NOTE 5 - SUBSEQUENT EVENT
-------------------------

             On April 1, 2000, a monthly income distribution of $4.39 per unit was paid to all monthly distribution plan Unit holders of record March 15, 2000.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                       ===================================



                                                                                                     Redemption Features
  Port-                        Aggregate                                                 Date of     S.F. - Sinking Fund
  folio      Rating            Principal    Name of Issuer and Title of       Coupon     Maturity    Opt. - Optional Call
   No.      (Note A)            Amount                 Bond                    Rate      (Note B)          (Note B)
----------------------------------------------------------------------------------------------------------------------------------
    1          AAA            $1,745,000   New York City Municipal           5.750%      06/15/26    06/15/21 @ 100 S.F.
                                              Water Finance Authority,                               06/15/06 @ 101 Opt.
                                              Water and Sewer System
                                              Revenue Bonds,
                                              Fiscal 1996 Series B
                                              (MBIA Insured)

    2          AAA             1,395,000   Dormitory Authority of the        5.750       08/01/35    02/01/22 @ 100 S.F.
                                              State of New York,                                     02/01/06 @ 102 Opt.
                                              Maimonides Medical
                                              Center, FHA-Insured
                                              Mortgage Hospital
                                              Revenue Bonds,
                                              Series 1996A (MBIA
                                              Insured)

    3          AAA             2,255,000   Dormitory Authority of the        5.700       07/01/26    07/01/17 @ 100 S.F.
                                              State of New York,                                     07/01/06 @ 102 Opt.
                                              St. John's University
                                              Insured Revenue Bonds,
                                              Series 1996 (MBIA
                                              Insured)



  Port-                        Aggregate                                                       Market Value as
  folio      Rating            Principal    Name of Issuer and Title of    Cost of Bonds to      of March 31,     Annual Interest
   No.      (Note A)            Amount                 Bond                      Trust               2000         Income to Trust
-----------------------------------------------------------------------------------------------------------------------------------
    1          AAA            $1,745,000   New York City Municipal           $1,710,100         $1,726,329           $100,337
                                              Water Finance Authority,
                                              Water and Sewer System
                                              Revenue Bonds,
                                              Fiscal 1996 Series B
                                              (MBIA Insured)

    2          AAA             1,395,000   Dormitory Authority of the         1,353,150          1,356,149             80,213
                                              State of New York,
                                              Maimonides Medical
                                              Center, FHA-Insured
                                              Mortgage Hospital
                                              Revenue Bonds,
                                              Series 1996A (MBIA
                                              Insured)

    3          AAA             2,255,000   Dormitory Authority of the         2,207,081          2,230,736            128,535
                                              State of New York,
                                              St. John's University
                                              Insured Revenue Bonds,
                                              Series 1996 (MBIA
                                              Insured)

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                       ===================================



                                                                                                     Redemption Features
  Port-                        Aggregate                                                 Date of     S.F. - Sinking Fund
  folio      Rating            Principal    Name of Issuer and Title of       Coupon     Maturity    Opt. - Optional Call
   No.      (Note A)            Amount                 Bond                    Rate      (Note B)          (Note B)
----------------------------------------------------------------------------------------------------------------------------------
    4          AAA            $2,000,000   Dormitory Authority of the        5.500%      07/01/24    07/01/20 @ 100 S.F.
                                              State of New York, City                                07/01/06 @ 102 Opt.
                                              University System
                                              Consolidated Third
                                              General Resolution
                                              Revenue Bonds, 1996
                                              Series I (MBIA Insured)

    5          A-              1,870,000   New York State Urban              5.250       01/01/21    01/01/17 @ 100 S.F.
                                              Development Corporation,                               01/01/04 @ 102 Opt.
                                              Correctional Capital
                                              Facility Revenue Bonds,
                                              1993A Refunding Series
                        ------------------

                              $9,265,000
                        ==================-



  Port-                        Aggregate                                                       Market Value as
  folio      Rating            Principal    Name of Issuer and Title of    Cost of Bonds to      of March 31,     Annual Interest
   No.      (Note A)            Amount                 Bond                      Trust               2000         Income to Trust
-----------------------------------------------------------------------------------------------------------------------------------
    4          AAA            $2,000,000   Dormitory Authority of the        $1,895,000         $1,904,740           $110,000
                                              State of New York, City
                                              University System
                                              Consolidated Third
                                              General Resolution
                                              Revenue Bonds, 1996
                                              Series I (MBIA Insured)

    5          A-              1,870,000   New York State Urban               1,659,623          1,718,960             98,175
                                              Development Corporation,
                                              Correctional Capital
                                              Facility Revenue Bonds,
                                              1993A Refunding Series
                        ------------------                                ------------------ ------------------ -------------------

                              $9,265,000                                     $8,824,954         $8,936,914           $517,260
                        ==================-                                ------------------ ------------------ ------------------

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 134

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                       ===================================



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135


Prospectus, Part I               8,969 Units               Dated: July 28, 2000



             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.



          This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of April 28, 2000 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of March 31, 2000. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

          The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations.


          Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

          The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

          Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

          Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 135


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000





          SPONSORS:    GLICKENHAUS & CO.
                       LEBENTHAL & CO., INC.

AGENT FOR SPONSORS:    GLICKENHAUS & CO.
           TRUSTEE:    THE BANK OF NEW YORK
         EVALUATOR:    INTERACTIVE DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                                                         $     8,940,000
Number of Units(1):                                                                                                 8,969
Fractional Undivided Interest in the Trust Per Unit:                                                              1/8,969
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):                 $  8,524,282.22
                                                                                                        ===================
Sponsors' Repurchase Price Per Unit:                                                                      $        950.42
Plus Sales Charge(2):                                                                                               59.59
                                                                                                        -------------------
Public Offering Price Per Unit(3):                                                                        $      1,010.01
                                                                                                        ===================
Redemption Price Per Unit(4):                                                                             $        950.42
Excess of Public Offering Price Over Redemption Price Per Unit:                                           $         59.59
Weighted Average Maturity of Bonds in the Trust:                                                             24.125 years




Evaluation Time:                              2:00 p.m., New York Time, on the day next  following  receipt by a Sponsor of an order for a Unit sale or  purchase  or by the  Trustee  of a Unit  tendered  for redemption.


Annual Insurance Premium:                     $9,020


Evaluator's Fee:                              $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                         For each $1,000 principal amount of Bonds in the Trust,  $1.39 under the monthly and $.99 under the semi-annual distribution plan.

Sponsors' Annual Fee:                         Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                              April 30, 1997

Date of Trust Agreement:                      April 30, 1997

Mandatory Termination Date:                   December 31, 2046

Minimum Principal
   Distribution:                              $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:         $2,000,000


           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 135


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000
                                   (Continued)



                                                                                        Monthly                Semi-annual
                                                                                   -------------------      -------------------

P         Estimated Annual Interest Income:                                               $56.02                   $56.02
             Less Annual Premium on Portfolio Insurance                                     1.00                     1.00
E            Less Estimated Annual Expenses                                                 2.65                     2.18
                                                                                   -------------------      -------------------

R         Estimated Net Annual Interest Income:                                           $52.37                   $52.84
                                                                                   ===================      ===================


U         Estimated Interest Distribution:                                               $  4.36                   $26.42

N         Estimated Current Return Based on Public Offering Price (5):                      5.18%                    5.23%

I
          Estimated Long-Term Return Based on Public Offering Price (6):                    5.22%                    5.27%
T
          Estimated Daily Rate of Net Interest Accrual:                                  $.14547                  $.14677

          Record Dates:                                                            15th Day of Month         15th Day of May
                                                                                                               and November
          Payment Dates:                                                            1st Day of Month         1st Day of June
                                                                                                               and December



---------------

1. The number of units are expressed in whole numbers with no adjustment for fractional units.

2. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.


3. Plus accrued interest to May 3, 2000, the expected date of settlement, of $2.62 monthly and $24.74 semi-annually.


4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

   Portfolio Information
   ---------------------

     On March 31, 2000, the bid side valuation of 77.1% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 22.9% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

   Special Factors Concerning the Portfolio
   ----------------------------------------

     The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 19.2% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 80.8% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Appropriations, 1 (19.2%); Revenue: Health Care, 1 (12.9%); Investor-Owned Utility, 1 (6.2%); Water and Sewer, 1 (22.4%); and Transportation, 2 (39.3%). The Trust is deemed to be concentrated in the Transportation Bonds category1. Six issues, constituting 100.0% of the Bonds in the Portfolio, are original issue discount bonds. On March 31, 2000, 4 issues (58.4%) were rated AAA and 1 issue (19.2%) was rated A- by Standard & Poor's Corporation; 1 issue (22.4%) was rated Aa3 by Moody's Investors Services, Inc.2. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


---------------

   1
     A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

   2
     For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

   Taxes
   -----


     Interest on the Bonds in the Trust Portfolio is generally exempt from regular federal income taxes. It is also generally exempt from New York State and New York City personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.


     Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
  Guaranteed Series 135:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 135, including the bond portfolio, as of March 31, 2000, and the related statements of operations and changes in net assets for the year ended March 31, 2000 and 1999 and for the period from April 30, 1997 (initial date of deposit) to March 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 135 as of March 31, 2000, and the results of its operations and changes in net assets for the years ended March 31, 2000 and 1999 and for the period from April 30, 1997 (initial date of deposit) to March 31, 1998, in conformity with generally accepted accounting principles.





BDO Seidman, LLP




New York, New York
April 28, 2000

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2000
                       ===================================





INVESTMENTS IN SECURITIES, at market value (cost $8,555,861)........................................        $  8,705,865

ACCRUED INTEREST RECEIVABLE.........................................................................             136,007

ORGANIZATION COSTS, NET OF AMORTIZATION.............................................................               8,583
                                                                                                         -----------------

   Total trust property.............................................................................           8,850,455

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.......................................................              23,589
                                                                                                         -----------------

NET ASSETS..........................................................................................        $  8,826,866
                                                                                                         =================



NET ASSETS REPRESENTED BY:


                                                                       Monthly          Semi-annual
                                                                    distribution        distribution
                                                                        plan                plan               Total
                                                                   ----------------    ---------------     ---------------


VALUE OF FRACTIONAL UNDIVIDED
   INTERESTS...................................................      $4,127,743           $4,577,106          $8,704,849

UNDISTRIBUTED NET INVESTMENT INCOME............................          28,066               93,951             122,017
                                                                   ----------------    ---------------     ---------------
   Total value.................................................      $4,155,809           $4,671,057          $8,826,866
                                                                   ================    ===============     ===============

UNITS OUTSTANDING..............................................           4,253                4,716               8,969
                                                                   ================    ===============     ===============

VALUE PER UNIT.................................................      $   977.14           $   990.47
                                                                   ================    ===============




                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                            STATEMENTS OF OPERATIONS
                       ===================================







                                                                                                             Period from
                                                                                                            April 30, 1997
                                                                      Year ended March 31,                 (initial date of
                                                            ------------------------------------------        deposit) to
                                                                   2000                   1999              March 31, 1998
                                                            -------------------    -------------------    ------------------


INVESTMENT INCOME - INTEREST.......................               $ 516,529               $545,415             $  505,195
                                                            -------------------    -------------------    ------------------


EXPENSES:

   Trustee fees....................................                  12,603                 13,234                 12,593

   Evaluation fees.................................                     965                  1,077                    807

   Insurance premiums..............................                   9,191                 10,189                  9,660

   Sponsors' advisory fees.........................                   2,443                  2,465                  2,300

   Auditors' fees..................................                   1,952                  1,800                  1,350

   Amortization of organization costs..............                   4,120                  4,120                  3,777
                                                            -------------------    -------------------    ------------------


              Total expenses.......................                  31,274                 32,885                 30,487
                                                            -------------------    -------------------    ------------------


NET INVESTMENT INCOME..............................                 485,255                512,530                474,708


REALIZED GAIN ON SECURITIES SOLD OR REDEEMED
   (Note 3)........................................                   9,253                 29,429                 11,187


NET CHANGE IN UNREALIZED MARKET APPRECIATION
   (DEPRECIATION)..................................                (709,607)                93,634                765,977
                                                            -------------------    -------------------    ------------------


NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS......................................               $(215,099)              $635,593             $1,251,872
                                                            ==================     ==================     ==================



                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================










                                                                                                             Period from
                                                                                                           April 30, 1997
                                                                      Year ended March 31,                (initial date of
                                                            ------------------- -- -------------------       deposit) to
                                                                   2000                   1999             March 31, 1998
                                                            -------------------    -------------------    ------------------

OPERATIONS:
   Net investment income...............................       $     485,255           $    512,530           $    474,708
   Realized gain on securities sold or redeemed........               9,253                 29,429                 11,187
   Net change in unrealized market appreciation
      (depreciation)...................................            (709,607)                93,634                765,977
                                                            -------------------    ------------------     ------------------
      Net increase (decrease) in net assets resulting
        from operations................................            (215,099)               635,593              1,251,872
                                                            -------------------    -------------------    ------------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET
     INVESTMENT INCOME.................................            (482,606)              (515,730)              (352,140)
                                                            -------------------    -------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Issuance of 10,000 units at date of deposit (net of
      gross underwriting commission of $492,380).......                   -                      -              9,556,521
   Redemption of 504; 339 and 188 units................            (499,838)              (355,557)              (196,150)
                                                            -------------------    -------------------    ------------------

         Total capital share transactions..............            (499,838)              (355,557)             9,360,371
                                                            -------------------    -------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS..................          (1,197,543)              (235,694)            10,260,103

NET ASSETS:
   Beginning of period.................................          10,024,409             10,260,103                      -
                                                            -------------------    -------------------    ------------------
   End of period.......................................        $  8,826,866            $10,024,409            $10,260,103
                                                            ===================    ===================    ==================

DISTRIBUTION PER UNIT (Note 2):
   Interest:
      Monthly plan.....................................              $52.68                 $52.52                 $40.83
      Semi-annual plan.................................              $53.15                 $53.04                 $27.94




                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================



NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

          The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

          Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recognized on the accrual basis.

        Taxes on income
        ---------------

          The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Per unit amounts
        ----------------

          Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

        Organization costs
        ------------------

          Costs incurred in the organization of the Trust have been capitalized and are amortized over a period of 60 months beginning on the date of deposit.

NOTE 2 - DISTRIBUTIONS
----------------------

          Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. There were no principal distributions, resulting from the sale or redemption of securities for the years ended March 31, 2000 and 1999 and for the period April 30, 1997 (initial date of deposit) to March 31, 1998.

NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------



Portfolio   Principal     Date                                                            Net                        Realized
   No.       Amount     Redeemed                     Description                       Proceeds         Cost        Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------------

Year ended March 31, 2000:

4            $  55,000       4/8/99    New York State Thruway Authority General        $  53,598     $  49,485       $ 4,113
                                          Revenue Bonds, Series B (MBIA Insured)

*               60,000       5/7/99    The City of New York General Obligation            65,100        59,700         5,400
                                          Bonds, Fiscal 1997 Series I


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================



NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------

Portfolio     Principal     Date                                                         Net                         Realized
   No.         Amount       Redeemed                  Description                      Proceeds          Cost       Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------

Year ended March 31, 2000 (continued):

*            $  10,000       6/4/99    The City of New York General Obligation         $  10,630    $    9,950       $   680
                                         Bonds, Fiscal 1997 Series I

*               70,000       6/4/99    The City of New York General Obligation            74,585        69,650         4,935
                                         Bonds, Fiscal 1997 Series I

*               30,000      6/15/99    The City of New York General Obligation            31,620        29,850         1,770
                                         Bonds, Fiscal 1997 Series I

4               90,000      6/15/99    New York State Thruway Authority General           84,150        80,976         3,174
                                         Revenue Bonds, Series B (MBIA Insured)

6               30,000      10/7/99    Dormitory Authority of the State of New York       27,675        27,300           375
                                         Court Facilities Lease Revenue Bonds (the
                                         City of New York issue), Series 1993A

1               35,000      12/8/99    Metropolitan Transportation Authority              33,162        34,983        (1,821)
                                         Transit Facilities Revenue Bonds, Series
                                         1997A (MBIA Insured)

4               75,000      1/10/00    New York State Thruway Authority General           63,112        67,480        (4,368)
                                         Revenue Bonds, Series B (MBIA Insured)

1               55,000       2/4/00    Metropolitan Transportation Authority              51,288        54,973        (3,685)
                                         Transit Facilities Revenue Bonds, Series
                                         1997A (MBIA Insured)

1               60,000      3/31/00    Metropolitan Transportation Authority              58,650        59,970        (1,320)
                                         Transit Facilities Revenue Bonds, Series
                                         1997A (MBIA Insured)
           ---------------                                                            -----------------------------------------

              $570,000                                                                  $553,570      $544,317       $ 9,253
           ===============                                                            =========================================



---------------

* - Portfolio redeemed in its entirety.

          EMPIRE STATE MUNICIPAL EXEMPT TRUST
                 GUARANTEED SERIES 135

             NOTES TO FINANCIAL STATEMENTS
                      (Concluded)
          ===================================


NOTE 4 - NET ASSETS
-------------------

    Cost of 10,000 units at Date of Deposit                                                                      $10,048,901
    Less gross underwriting commission                                                                               492,380
                                                                                                            ------------------

              Net cost - initial offering price                                                                    9,556,521

    Realized net gain on securities sold or redeemed                                                                  49,869
    Redemption of 1,031 units                                                                                     (1,051,545)
    Unrealized market appreciation of securities                                                                     150,004
    Undistributed net investment income                                                                              122,017
                                                                                                            ------------------

              Net assets                                                                                        $  8,826,866
                                                                                                            ==================



NOTE 5 - SUBSEQUENT EVENT
-------------------------

          On April 1, 2000, a monthly income distribution of $4.37 per unit was paid to all monthly distribution plan Unit holders of record March 15, 2000.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                       ===================================



                                                                                                          Redemption Features
                            Aggregate                                                    Date of          S.F. - Sinking Fund
Portfolio    Rating         Principal       Name of Issuer and Title of    Coupon       Maturity         Opt. - Optional Call
   No.      (Note A)          Amount                  Bond                  Rate        (Note B)              (Note B)
---------- ------------ ------------------ ----------------------------- ------------- ------------- -----------------------------

    1          AAA            $2,050,000   Metropolitan Transportation       5.875%      07/01/27    07/01/25 @ 100 S.F.
                                              Authority Transit                                      07/01/07 @ 101.5 Opt.
                                              Facilities Revenue
                                              Bonds, Series 1997A
                                              (MBIA Insured)

    2          AAA             1,150,000   Dormitory Authority of the        5.750       08/01/24    08/01/12 @ 100 S.F.
                                              State of New York                                      02/01/06 @ 102 Opt.
                                              Maimonides Medical
                                              Center FHA-Insured
                                              Mortgage Hospital
                                              Revenue Bonds, Series
                                              1996 A (MBIA Insured)

    3          AAA               550,000   New York State Energy             5.500       01/01/21    No Sinking Fund
                                              Research and Development                               01/01/06 @ 102 Opt.
                                              Authority, Gas
                                              Facilities Revenue
                                              Bonds, 1996 Series
                                              (the Brooklyn Union Gas
                                              Company Project) (MBIA
                                              Insured)

    4          AAA             1,470,000   New York State Thruway            5.000       01/01/20    01/01/15 @ 100 S.F.
                                              Authority General                                      01/01/04 @ 102 Opt.
                                              Revenue Bonds, Series B
                                              (MBIA Insured)




Portfolio     Cost of Bonds      Market Value as    Annual Interest
   No.           to Trust       of March 31, 2000   Income to Trust
----------   ----------------- ------------------ -----------------

    1          $2,048,975         $2,068,327           $120,438





    2           1,130,231          1,138,052             66,125





    3             528,853            530,145             30,250




    4           1,322,602          1,347,034             73,500


                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                      ===================================



                                                                                                         Redemption Features
                                                                                         Date of         S.F. - Sinking Fund
Portfolio    Rating        Aggregate        Name of Issuer and Title of     Coupon       Maturity        Opt. - Optional Call
   No.      (Note A)    Principal Amount               Bond                  Rate        (Note B)              (Note B)
------------------------------------------------------------------------------------------------------------------------------

    5         Aa3*            $2,000,000   New York City Municipal           5.875%      06/15/26    06/15/21 @ 100 S.F.
                                              Water Finance Authority                                06/15/06 @ 101 Opt.
                                              Water and Sewer System
                                              Revenue Bonds, Fiscal
                                              1996 Series B

    6          A-              1,720,000   Dormitory Authority of the        5.500       05/15/23    No Sinking Fund
                                              State of New York Court                                05/15/03 @ 101.5 Opt.
                                              Facilities Lease Revenue
                                              Bonds (the City of New
                                              York Issue), Series 1993A
                        ------------------

                              $8,940,000
                        ==================




Portfolio     Cost of Bonds      Market Value as    Annual Interest
   No.           to Trust       of March 31, 2000   Income to Trust
--------------------------------------------------------------------

    5         $1,960,000         $1,999,040           $117,500





    6          1,565,200          1,623,267             94,600




            --------------------------------------------------------

              $8,555,861         $8,705,865           $502,413
            ========================================================



                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 135

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                       ===================================



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136


Prospectus, Part I                 9,550 Units             Dated: July 28, 2000



          NOTE: Part I of this Prospectus may not be distributed unless
          -------------------------------------------------------------
                            accompanied by Part II.
                            -----------------------



          This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of April 28, 2000 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of March 31, 2000. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

          The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations.


          Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

          The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

          Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

          Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 136


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000


                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  INTERACTIVE DATA CORPORATION




Aggregate Principal Amount of Bonds in the Trust:                                                        $      9,545,000
Number of Units (1):                                                                                                9,550
Fractional Undivided Interest in the Trust Per Unit:                                                              1/9,550
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):                $  8,829,250.09
                                                                                                        =================
Sponsors' Repurchase Price Per Unit:                                                                     $         924.49
Plus Sales Charge(2):                                                                                               58.03
                                                                                                        -----------------
Public Offering Price Per Unit(3):                                                                       $         982.52
                                                                                                        =================
Redemption Price Per Unit(4):                                                                            $         924.49
Excess of Public Offering Price Over Redemption Price Per Unit:                                                     58.03
Weighted Average Maturity of Bonds in the Trust:                                                             25.675 years



Evaluation Time:                              2:00 p.m., New York Time, on the day next  following  receipt by a Sponsor of an order for a Unit sale or  purchase  or by the  Trustee  of a Unit  tendered  for redemption.


Annual Insurance Premium:                     $2,753


Evaluator's Fee:                              $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                         For each $1,000 principal amount of Bonds in the Trust,  $1.24 under the monthly and $.84 under the semi-annual distribution plan.

Sponsors' Annual Fee:                         Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                              June 26, 1997

Date of Trust Agreement:                      June 26, 1997

Mandatory Termination Date:                   December 31, 2046

Minimum Principal
   Distribution:                              $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:         $2,000,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 136

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 28, 2000
                                   (Continued)


                                                                                        Monthly                Semi-annual
                                                                                   -------------------      -------------------


P         Estimated Annual Interest Income:                                               $54.21                   $54.21
             Less Annual Premium on Portfolio Insurance                                      .29                      .29
E            Less Estimated Annual Expenses                                                 2.79                     2.12
                                                                                   -------------------      -------------------

R         Estimated Net Annual Interest Income:                                           $51.13                   $51.80
                                                                                   ===================      ===================


U         Estimated Interest Distribution:                                               $  4.26                   $25.90

N         Estimated Current Return Based on Public Offering Price (5):                      5.20%                    5.27%

I
          Estimated Long-Term Return Based on Public Offering Price (6):                    5.28%                    5.36%
T
          Estimated Daily Rate of Net Interest Accrual:                                  $.14200                  $.14389

          Record Dates:                                                            15th Day of Month         15th Day of May
                                                                                                               and November
          Payment Dates:                                                            1st Day of Month         1st Day of June
                                                                                                               and December


-------------------

1. The number of units are expressed in whole numbers with no adjustment for fractional units.

2. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
        Part II of this Prospectus.


3. Plus accrued interest to May 3, 2000, the expected date of settlement, of $2.55 monthly and $24.16 semi-annually.


4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders
        --  Redemption  --  Computation of Redemption Price per Unit."

5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public
        Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

   Portfolio Information
   ---------------------

     On March 31, 2000, the bid side valuation of 100% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 0% was at premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

   Special Factors Concerning the Portfolio
   ----------------------------------------

     The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 21.5% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 78.5% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Appropriations, 1 (21.5%); Revenue: Health Care, 2 (33.6%); Water and Sewer, 1 (16.8%); Investor Owned Utility, 1 (9.5%) and Special Tax, 1 (18.6%). The Trust is deemed to be concentrated in the Health Care Bonds category1. Five issues, constituting 87.4% the Bonds in the Portfolio, are original issue discount bonds. On March 31, 2000, 6 issues (100.0%) were rated AAA by Standard & Poor's Corporation2. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

-----------------
   1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

   2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

   Taxes
   -----


     Interest on the Bonds in the Trust Portfolio is generally exempt from regular federal income taxes. It is also generally exempt from New York State and New York City personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.


     Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================



The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
  Guaranteed Series 136:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 136, including the bond portfolio, as of March 31, 2000, and the related statements of operations and changes in net assets for the years ended March 31, 2000 and 1999 and for the period from June 26, 1997 (initial date of deposit) to March 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 136 as of March 31, 2000, and the results of its operations and changes in net assets for the years ended March 31, 2000 and 1999 and for the period from June 26, 1997 (initial date of deposit) to March 31, 1998, in conformity with generally accepted accounting principles.



BDO Seidman, LLP




New York, New York
April 28, 2000

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2000
           =========================================================





INVESTMENTS IN SECURITIES, at market value (cost $9,311,835)........................................         $8,950,442

ACCRUED INTEREST RECEIVABLE.........................................................................            139,338

ORGANIZATION COSTS, net of amortization.............................................................              9,963
                                                                                                         -----------------

   Total trust property.............................................................................          9,099,743

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.......................................................             59,149
                                                                                                         -----------------

NET ASSETS..........................................................................................         $9,040,594
                                                                                                         =================





NET ASSETS REPRESENTED BY:


                                                                       Monthly           Semi-annual
                                                                    distribution        distribution
                                                                        plan                plan              Total
                                                                   ---------------     ---------------    ---------------


VALUE OF FRACTIONAL UNDIVIDED INTERESTS........................       $5,661,985          $3,278,484          $8,940,469

UNDISTRIBUTED NET INVESTMENT INCOME............................           34,524              65,601             100,125
                                                                   ---------------     ---------------    ---------------

   Total value.................................................       $5,696,509          $3,344,085          $9,040,594
                                                                   ===============     ===============    ===============


UNITS OUTSTANDING..............................................            6,048               3,502               9,550
                                                                   ===============     ===============    ===============


VALUE PER UNIT.................................................       $   941.88          $   954.91
                                                                   ===============     ===============


                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            STATEMENTS OF OPERATIONS
                       ===================================






                                                                                                            Period from
                                                                                                           June 26, 1997
                                                                          Year ended March 31,           (initial date of
                                                          --------------------------------------------       deposit) to
                                                                  2000                   1999              March 31, 1998
                                                          ---------------------  ---------------------  --------------------

INVESTMENT INCOME - INTEREST............................          $ 522,956               $537,230               $404,422
                                                          ---------------------  ---------------------  --------------------


EXPENSES:

   Trustee fees.........................................             15,567                 15,359                 11,079

   Evaluation fees......................................                908                    897                    525

   Insurance premiums...................................              2,904                  3,000                  2,265

   Sponsors' advisory fees..............................              2,516                  2,485                  1,916

   Auditors' fees.......................................              2,252                  1,800                  1,350

   Amortization of organization costs...................              4,450                  4,450                  3,387
                                                          ---------------------  ---------------------  --------------------
                                                                     28,597                 27,991                 20,522
              Total expenses............................  ---------------------  ---------------------  --------------------


NET INVESTMENT INCOME...................................            494,359                509,239                383,900


REALIZED GAIN (LOSS) ON SECURITIES SOLD OR REDEEMED
   (Note 3).............................................             (5,319)                 8,587                   (150)


NET CHANGE IN UNREALIZED MARKET APPRECIATION
   (DEPRECIATION).......................................           (932,463)               192,429                378,641
                                                          ---------------------  ---------------------  --------------------


NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...........................................          $(443,423)              $710,255               $762,391
                                                          =====================  =====================  ====================


                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================




                                                                                                             Period from
                                                                                                            June 26, 1997
                                                                          Year ended March 31,            (initial date of
                                                            ------------------------------------------       deposit) to
                                                                   2000                   1999              March 31, 1998
                                                            -------------------    -------------------    ------------------
OPERATIONS:
   Net investment income...............................       $     494,359           $    509,239           $    383,900
   Realized gain (loss) on securities sold or
   redeemed............................................              (5,319)                 8,587                   (150)
   Net change in unrealized market appreciation
      (depreciation)...................................            (932,463)               192,429                378,641
                                                            -------------------    -------------------    ------------------
      Net (decrease) increase in net assets resulting
        from operations................................            (443,423)               710,255                762,391
                                                            -------------------    -------------------    ------------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET
  INVESTMENT INCOME....................................            (496,472)              (514,333)              (276,568)
                                                            -------------------    -------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Issuance of 10,000 units at date of deposit (net of
      gross underwriting commission of $502,440).......                   -                      -              9,751,825
   Redemption of 240;169 and 41 units..................            (235,830)              (176,112)               (41,139)
                                                            -------------------    -------------------    ------------------
              Total capital share transactions.........            (235,830)              (176,112)             9,710,686
                                                            -------------------    -------------------    ------------------

NET (DECREASE) INCREASE IN NET ASSETS..................          (1,175,725)                19,810             10,196,509

NET ASSETS:
   Beginning of year...................................          10,216,319             10,196,509                      -
                                                            -------------------    -------------------    ------------------
   End of year.........................................         $ 9,040,594            $10,216,319            $10,196,509
                                                            ===================    ===================    ==================

DISTRIBUTION PER UNIT (Note 2):
   Interest:
      Monthly plan.....................................      $        51.23         $        51.55         $       32.05
      Semi-annual plan.................................      $        52.02         $        52.03         $       19.36



                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                          NOTES TO FINANCIAL STATEMENTS
                        =================================




NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

             The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

             Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recognized on the accrual basis.

        Taxes on income
        ---------------

             The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Per unit amounts
        ----------------

             Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

        Organization costs
        ------------------

             Costs incurred in the organization of the Trust have been capitalized and are amortized over a period of 60 months beginning on the date of deposit.

NOTE 2 - DISTRIBUTIONS
----------------------

             Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended March 31, 2000 and 1999 and the period from June 26, 1997 (initial date of deposit) to March 31, 1998.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                          =============================


NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------

Portfolio     Principal       Date                                                                                 Realized
   No.         Amount       Redeemed                  Description                     Net Proceeds     Cost       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Year ended March 31, 2000:

6            $  60,000       5/7/99    New York Local Government Assistance            $  57,678     $  55,695       $ 1,983
                                          Corporation (A Public Benefit Corporation
                                          of the State of New York), 1993C
                                          Refunding Bonds (MBIA Insured)

3               35,000      6/15/99    New York State Energy Research and                 34,335        34,737          (402)
                                          Development Authority, Gas Facilities
                                          Revenue Bonds, 1996 Series (the Brooklyn
                                          Union Gas Company Project) (MBIA Insured)

4               20,000       8/1/99    Dormitory Authority of the State of the New        20,000        20,200          (200)
                                          York, The Arden Hill Life Care Center,
                                          Inc. FHA - Insured Mortgage Nursing Home
                                          Revenue Bonds, Series 1997 (FHA Insured)

4               60,000      8/27/99    Dormitory Authority of the State of the New        58,950        60,600        (1,650)
                                          York, The Arden Hill Life Care Center,
                                          Inc. FHA - Insured Mortgage Nursing Home
                                          Revenue Bonds, Series 1997 (FHA Insured)

3               20,000      11/4/99    New York State Energy Research and                 18,000        19,850        (1,850)
                                          Development Authority, Gas Facilities
                                          Revenue Bonds, 1996 Series (the Brooklyn
                                          Union Gas Company Project) (MBIA Insured)

4                5,000       2/1/00    Dormitory Authority of the State of the New         5,000         5,050           (50)
                                          York, The Arden Hill Life Care Center,
                                          Inc. FHA - Insured Mortgage Nursing Home
                                          Revenue Bonds, Series 1997 (FHA Insured)

4               35,000       2/4/00    Dormitory Authority of the State of the New        32,200        35,350        (3,150)
                                          York, The Arden Hill Life Care Center,
                                          Inc. FHA - Insured Mortgage Nursing Home
                                          Revenue Bonds, Series 1997 (FHA Insured)
           ---------------                                                            ------------- ------------- -------------

              $235,000                                                                  $226,163      $231,482       $(5,319)
           ===============                                                            ============= ============= =============



NOTE 4 - NET ASSETS
-------------------

    Cost of 10,000 units at Date of Deposit                                                                      $10,254,265
    Less gross underwriting commission                                                                               502,440
                                                                                                            ------------------

              Net cost - initial offering price                                                                    9,751,825

    Realized net gain on securities sold or redeemed                                                                   3,119
    Redemption of 450 units                                                                                         (453,081)
    Unrealized market depreciation of securities                                                                    (361,394)
    Undistributed net investment income                                                                              100,125
                                                                                                            ------------------

              Net assets                                                                                        $  9,040,594
                                                                                                            ==================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Concluded)
                          =============================




NOTE 5 - SUBSEQUENT EVENT
-------------------------

On April 1, 2000, a monthly income distribution of $4.26 per unit was paid to all monthly distribution plan Unit holders of record March 15, 2000.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                          =============================


                                                                                                     Redemption Features
  Port-                        Aggregate                                                 Date of     S.F. - Sinking Fund
  folio      Rating            Principal    Name of Issuer and Title of       Coupon     Maturity    Opt. - Optional Call
   No.      (Note A)            Amount                 Bond                    Rate      (Note B)          (Note B)
----------------------------------------------------------------------------------------------------------------------------------
    1          AAA            $1,600,000   New York City Municipal            5.500%     06/15/27    No Sinking Fund
                                              Water Finance Authority                                06/15/07 @ 101 Opt.
                                              Water and Sewer System
                                              Revenue Bonds, Fiscal
                                              1997 Series B (MBIA
                                              Insured)

    2          AAA             2,050,000   New York State Urban               5.500      01/01/25    01/01/21 @ 100 S.F.
                                              Development Corporation,                               01/01/05 @ 102 Opt.
                                              Correctional Capital
                                              Facilities Revenue
                                              Bonds, Series 5 (MBIA
                                              Insured)

    3          AAA               910,000   New York State Energy              5.500      01/01/21    No Sinking Fund
                                              Research and Development                               01/01/06 @ 102 Opt.
                                              Authority, Gas
                                              Facilities Revenue
                                              Bonds, 1996 Series (the
                                              Brooklyn Union Gas
                                              Company Project)(MBIA
                                              Insured)

    4          AAA             1,205,000   Dormitory Authority of the         5.850      08/01/26    02/01/98 @ 100 S.F.
                                              State of New York, The                                 08/01/07 @ 102 Opt.
                                              Arden Hill Life Care
                                              Center, Inc. FHA -
                                              Insured Mortgage Nursing
                                              Home Revenue Bonds,
                                              Series 1997 (FHA Insured)




  Port-                        Aggregate                                                       Market Value as
  folio      Rating            Principal    Name of Issuer and Title of    Cost of Bonds to      of March 31,     Annual Interest
   No.      (Note A)            Amount                 Bond                      Trust               2000         Income to Trust
-----------------------------------------------------------------------------------------------------------------------------------
    1          AAA            $1,600,000   New York City Municipal            $1,588,000         $1,522,080          $  88,000
                                              Water Finance Authority
                                              Water and Sewer System
                                              Revenue Bonds, Fiscal
                                              1997 Series B (MBIA
                                              Insured)

    2          AAA             2,050,000   New York State Urban                2,034,625          1,941,227            112,750
                                              Development Corporation,
                                              Correctional Capital
                                              Facilities Revenue
                                              Bonds, Series 5 (MBIA
                                              Insured)

    3          AAA               910,000   New York State Energy                 903,175            877,149             50,050
                                              Research and Development
                                              Authority, Gas
                                              Facilities Revenue
                                              Bonds, 1996 Series (the
                                              Brooklyn Union Gas
                                              Company Project)(MBIA
                                              Insured)

    4          AAA             1,205,000   Dormitory Authority of the          1,217,050          1,176,490             70,492
                                              State of New York, The
                                              Arden Hill Life Care
                                              Center, Inc. FHA -
                                              Insured Mortgage Nursing
                                              Home Revenue Bonds,
                                              Series 1997 (FHA Insured)


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                     =======================================



                                                                                                     Redemption Features
  Port-                        Aggregate                                                 Date of     S.F. - Sinking Fund
  folio      Rating            Principal    Name of Issuer and Title of       Coupon     Maturity    Opt. - Optional Call
   No.      (Note A)            Amount                 Bond                    Rate      (Note B)          (Note B)
----------------------------------------------------------------------------------------------------------------------------------
    5          AAA            $2,000,000   Dormitory Authority of the         5.375%     02/01/32    08/01/15 @ 100 S.F.
                                              State of New York,                                     08/01/04 @ 105 Opt.
                                              Millard Fillmore
                                              Hospitals FHA - Insured
                                              Mortgage Hospital
                                              Revenue Bonds,
                                              Series 1997 (AMBAC
                                              Insured)

    6          AAA             1,780,000   New York Local Government          5.000      04/01/21    04/01/19 @ 100 S.F.
                                              Assistance Corporation                                 04/01/03 @ 102 Opt.
                                              (A Public Benefit
                                              Corporation of the State
                                              of New York), 1993C
                                              Refunding Bonds (MBIA
                                              Insured)
                        ------------------

                              $9,545,000
                        ==================





  Port-                        Aggregate                                                       Market Value as
  folio      Rating            Principal    Name of Issuer and Title of    Cost of Bonds to      of March 31,     Annual Interest
   No.      (Note A)            Amount                 Bond                      Trust               2000         Income to Trust
-----------------------------------------------------------------------------------------------------------------------------------
    5          AAA            $2,000,000   Dormitory Authority of the         $1,916,700         $1,831,300           $107,500
                                              State of New York,
                                              Millard Fillmore
                                              Hospitals FHA - Insured
                                              Mortgage Hospital
                                              Revenue Bonds,
                                              Series 1997 (AMBAC
                                              Insured)

    6          AAA             1,780,000   New York Local Government           1,652,285          1,602,196             89,000
                                              Assistance Corporation
                                              (A Public Benefit
                                              Corporation of the State
                                              of New York), 1993C
                                              Refunding Bonds (MBIA
                                              Insured)
                        ------------------                                  ----------------- ------------------ ------------------

                              $9,545,000                                      $9,311,835         $8,950,442           $517,792
                        ==================                                  ================= ================== ==================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 136

                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2000
                                   (Continued)
                     =======================================







                       NOTES TO TAX-EXEMPT BOND PORTFOLIO




(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                Guaranteed Series

                               PROSPECTUS, Part II

                   Note: Part II of this Prospectus may not be
                    distributed unless accompanied by Part I.


                                    THE TRUST

Organization


                  The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor Trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Interactive Data Corporation acts as successor Evaluator for Series 1 through 90 and as Evaluator for Series 91 and subsequent Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").


                  On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders-- Redemption."

                  On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for gain. Any gain other than any earned original issue discount or accrued interest will be taxable, but that income will not be realized until maturity, redemption or sale of the underlying Bonds or Units.

Objectives

                  The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.

                  Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from MBIA Inc. and MBIA Insurance Corporation ("MBIA Corp."), respectively (MBIA Inc. and MBIA Corp. are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the Trust. Pursuant to irrevocable commitments of MBIA Inc. and MBIA Corp., however, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined


NYC55/10858.5
insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), has assigned a rating of "AAA" to the Bonds while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by the Trust on Bonds pre-insured by MBIA Inc. and MBIA Corp. See "Insurance on the Bonds."

Portfolio

                  In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors--Responsibility."

                  An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.

Special Factors Affecting New York

                  The information set forth below is derived from the Official Statements and/or preliminary drafts of Official Statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

         Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as


NYC55/10858.5
                                       -2-
other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


         New York City. The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

         For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2000 and 2001 fiscal years, before discretionary transfers, and budget gaps for each of the 2002, 2003 and 2004 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

         The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2004 fiscal years (the "2000-2004 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

         Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2004 contemplates the



NYC55/10858.5
                                       -3-
issuance of $8.22 billion of general obligation bonds and $5.75 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). The City's financing program assumes the passage of legislation by the State which was proposed by the City to increase the financing capacity of the Finance Authority by $4 billion and assumes the effectiveness in fiscal year 2002 of a proposed State Constitutional amendment to increase the City's general obligation debt limit. In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of Tobacco Settlement Asset Securitization Corporation, Inc. ("TSASC"), which will issue debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans.

         For the 1999 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1999 fiscal year is the nineteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         On May 1, 2000, the City released the Financial Plan for the 2000 through 2004 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 2001 fiscal year (the "Executive Budget") which begins July 1, 2000. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 14, 1999 (the "June Financial Plan"), which was subsequently modified in November 1999 and January 2000. The Financial Plan projects revenues and expenditures for the 2000 and 2001 fiscal years 2002 through 2004, respectively, after implementation of a gap-closing program.

         Changes since the June Financial Plan include: (i) an increase in projected revenues of $1.6 billion, $1.2 billion, $1.1 billion, $1.3 billion and $1.6 billion in fiscal years 2000 through 2004, respectively, reflecting primarily increases in projected personal income, business, sales, real estate transfer and mortgage recording tax revenues; (ii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports from fiscal year 2001 to fiscal years 2002 through 2004; (iii) merit pay wage increases for City employees of $30 million, $325 million, $750 million, $800 million and $800 million in fiscal years 2000 through 2004, respectively, contingent upon productivity savings set forth in the gap-closing program; and
(iv) net expenditure savings of $518 million in fiscal year 2000, and net expenditure increases of $555 million, $798 million, $1.0 bilion and $742 million in fiscal years 2001 through 2004, respectively, reflecting, among other things, pension fund savings of $524 million, $284 million and $49 million in fiscal years 2000 through 2002, respectively (resulting primarily from a market value restart which has been approved by the trustees of one pension system but is subject to approval by the trustees of the City's other pension systems and the State Legislature), increased pension costs of $69 million and $7 million in fiscal years 2003 and 2004, respectively, and increased spending for education and other agencies.

         The Financial Plan reflects discretionary transfers, for budget stabilization purposes, including a discretionary transfer of $2.6 billion from fiscal year 1999 to fiscal year 2000 primarily to pay debt service due in fiscal year 2000, a proposed discretionary transfer from fiscal year 2000 to fiscal year 2001 primarily to pay debt



NYC55/10858.5
                                       -4-
service due in fiscal year 2001 totaling $2.9 billion, a proposed discretionary transfer from fiscal year 2001 to fiscal year 2002 to pay debt service due in fiscal year 2002 totaling $1.2 billion and a proposed discretionary transfer from fiscal year 2002 to fiscal year 2003 to pay debt service in fiscal year 2003 totaling $345 million.

         In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2001 fiscal year and to reduce projected gaps for fiscal years 2002 through 2004. The gap-closing actions for the 2000 through 2004 fiscal years include: (i) additional agency actions totaling $370 million, $466 million, $273 million, $273 million and $273 million for fiscal years 2000 through 2004, respectively; (ii) assumed additional Federal and State actions of $100 million in each of fiscal years 2001 through 2004, which are subject to Federal and State approval; and (iii) proposed productivity savings and reducing fringe benefits costs totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, to partly offset the costs of the proposed merit pay program. The Financial Plan also reflects a proposed tax reduction program totaling $364 million, $678 million, $816 million and $1.1 billion in fiscal years 2001 through 2004, respectively, including elimination of the commercial rent tax over three years commencing June 1, 2000 at a cost of $97 million in fiscal year 2002, increasing to $430 million in fiscal year 2004; a 50% reduction in the 14% personal income tax surcharge on July 1, 2000 at a cost of $329 million in fiscal year 2001, increasing to $403 million in fiscal year 2004; the extension of current tax reductions for owners of cooperative and condominium apartments at an annual cost of approximately $200 million starting in fiscal year 2002; and repeal of the $2 flat fee hotel occupancy tax effective December 1, 2000. It can be expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 2000. The Financial Plan may be changed by the time the budget for fiscal year 2001 is adopted.

         Wage increases for City employees are provided for in the Financial Plan through a merit pay plan for two years after their collective bargaining agreements expire in fiscal years 2000 and 2001, contingent upon productivity savings. The Financial Plan does not make any provision for wage increases thereafter. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

         The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2004 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2004 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of City agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.


         On June 7, 1999, the City Council adopted a budget for fiscal year 2000. The adopted budget includes lower estimated debt service expenditures in fiscal year 2000 resulting from a $456 million increase, from $2.1 billion to $2.6 billion, in the proposed discretionary transfer in the 1999 fiscal year to pay debt service due in fiscal year 2000. The $456 million increase in the discretionary transfer reflects increased tax revenues and decreased expenditures in the 1999 fiscal year. The adopted budget also includes $220 million of spending initiatives proposed by the City Council, other increased spending and the net cost of revised tax reduction proposals, which


NYC55/10858.5
                                       -5-
reflect the repeal of all of the City non-resident earnings tax and the elimination of certain of the previously proposed tax reduction initiatives.

         On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A, respectively.


         New York State and its Authorities. The State ended the 1999-2000 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.17 billion, after reserving $3.97 billion in the tax refund reserve account.

         The State adopted the debt service portion of the State budget for the 2000-01 fiscal year on March 31, 2000. The remainder of the budget for the State's 2000-01 fiscal year was adopted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1, 2000. The adopted budget projects total General Fund spending of $38.9 billion, an increase of 4.7 percent. The State's adopted budget assumes continued growth could adversely affect these projections. There can be no assurance that actual results will not differ materially and adversely from the projections set forth in the State's adopted budget projections. The State expects to produce revised financial plans and its Annual Information Statement in the near future which will reflect the adopted budget and other changes to its financial plan projections.

         The State Financial Plan accompanying the Governor's 2000-01 Executive Budget contained projections of potential imbalances in the 2001-02 fiscal year of $1.23 billion and in the 2002-03 fiscal year of $2.65 billion, assuming implementation of the 2000-01 Executive Budget recommendations and application of tax reduction reserves used to offset costs in each of the 2001-02 and 2002-03 fiscal years, respectively. Preliminary analysis of the 2001-02 projection after adoption of the 2000-01 budget indicates that the State will have a potential imbalance that is higher than the Executive Budget projection.

         Standard & Poor's rates the State's general obligation bonds A+, and Moody's rates the State's general obligation bonds A2. On November 9, 1999, Standard & Poor's revised its rating on the State's general obligation bonds from A to A+.

         Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

         The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.



General Considerations

                  Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in Part I of this Prospectus, interest accrues to the benefit of Unit


NYC55/10858.5
                                       -6-
holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

                  The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest or the Standard & Poor's or Moody's ratings of the Bonds in the portfolio. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds

                  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

                  Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon (1) the governmental entity making appropriations from time to time or (2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non- appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

                  Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.



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                                       -7-

Revenue Bonds

                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

                  Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

                  The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

                  Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and


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                                       -8-
consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

                  Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

                  Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

                  Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.


                  Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation.


                  Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

                  Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

--------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.


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                  Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

                  Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

                  Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

                  Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


                  Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 1999, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 60% of Puerto Rico's imports. In fiscal 1999, Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1995 was $28.5 billion ($26.0 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

                  Average employment increased from 1,051,000 in fiscal 1995, to 1,147,000 in fiscal 1999. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999, the lowest annual unemployment rate in more than two decades. According to the Labor Department's Household Employment Survey, during fiscal 1999, total employment increased 0.9% over fiscal 1998. Total monthly employment averaged 1,147,000 in fiscal 1999, compared to 1,137,400 in fiscal 1998. The seasonally adjusted unemployment rate for January 2000 was 11.9%. According to the Labor Department's Household Employment Survey, during the first seven months of fiscal 2000, total employment increased 0.4% over the same period in fiscal 1999. Total monthly employment averaged 1,138,600 during the first seven months of fiscal 2000, compared to 1,134,400 in the same period in fiscal 1999.

                  The Planning Board's gross product forecast for fiscal 2000, made in October 1999, projected an increase of 2.7% over fiscal 1999 and an increase of 2.3% for fiscal 2001. The performance of the economy during



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fiscal 2000 and 2001 will be effected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if the level of oil prices remain at their current high level of economic activity in Puerto Rico during the remainder of fiscal 2000 and during fiscal 2001.


Original Issue Discount Bonds and Zero Coupon Bonds

                  Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. For Federal income tax purposes, original issue discount on tax-exempt bonds is treated as tax-exempt interest and must be accrued over the term of the bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for accrual of original issue discount) will be treated as taxable income or loss. Holders of tax-exempt obligations issued with original issue discount, (including holders of Units in a trust such as the Trust), must accrue tax-exempt original issue discount by using a constant interest method. The basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units.

                  It is possible that additional Federal legislation will be enacted or that existing legislation will be amended hereafter with the effect that interest on the bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions

                  Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid side valuation higher than their par value, redemption of such obligations at par would result in a loss of capital to a purchaser of Units at the public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". "The Portfolio" in Part I of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Other Matters

                  An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type


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comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.

                  To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.


                                 PUBLIC OFFERING

Offering Price

                  The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust depending on the maturity of each Bond in accordance with the following schedule:


                                                                           Secondary Market Period
                                                                                Sales Charge
                                                                                              Percentage
                                                         Percentage of                          of Net
    Years to Maturity Per Bond                       Public Offering Price                  Amount Invested
    --------------------------                       ---------------------                  ---------------
         0 Months to 2 Years                                       1.0%                             1.010%
         2 but less than 3                                         2.0%                             2.091%
         3 but less than 4                                         3.0%                             3.093%
         4 but less than 8                                         4.0%                             4.167%
         8 but less than 12                                        5.0%                             5.363%
         12 but less than 15                                       5.5%                             5.820%
         15 or more                                                5.9%                             6.270%

                  A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

                  A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

                  Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also


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"Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and, in the case of Series 18 and subsequent Series, MBIA Inc.'s or MBIA Corp.'s commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption."

                  It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.


                  Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, on November 16, 1999, President Clinton singed the Gramm-Leach- Bliley Act, repealing certain provisions of the Glass-Steagall Act which had restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. This new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries.


Market for Units

                  Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.

                  If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in


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the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of its Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of its Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

                  Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

Distribution of Units

                  The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.


     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

                  Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.



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                  Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.


                             INSURANCE ON THE BONDS

                  Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.

                  By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA Inc. and MBIA Corp. policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds, however, MBIA Inc. and MBIA Corp., respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

                  The insurance policy relating to the Trust is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.



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                  The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA Inc. or MBIA Corp. policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA Inc. or MBIA Corp. policy as to any Bond shall not affect MBIA Inc.'s or MBIA Corp.'s obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA Inc. or MBIA Corp. insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

                  Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.

                  The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

                  Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Bond which is in default in payment of principal or interest or a significant risk of default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of such Bonds not covered by Permanent Insurance. Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

                  Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA Inc. or MBIA Corp. as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

                  In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer.


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Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.

                  MBIA Corp. is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp. is a limited liability corporation rather than a several liability association. MBIA Corp. is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.


                  As of December 31, 1999, MBIA Corp. had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2000, MBIA Corp. had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA Corp. is 113 King Street, Armonk, New York 10504.


                  As of the Evaluation Date, the claims-paying ability of MBIA Corp. has been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

                  No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

                  The contract of insurance relating to the Trust and the negotiations in respect thereof and certain agreements relating to Permanent Insurance represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

                  A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.

                  Because the Securities are insured by the Insurer as to the payment of principal and interest, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. These ratings apply to the Bonds only while they are held in the Trust. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio


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asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.



           TAX STATUS (See also "Taxes" in Part I of this Prospectus)

                  This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions and insurance companies. Unit holders should consult their tax advisors in determining the Federal, state, local and other tax consequences of the purchase, ownership and disposition of Units.

                  In the opinion of bond counsel rendered at the time of original issuance of the Bonds, interest income on the Bonds contained in the Trust portfolio is excludable from gross income for regular Federal income tax purposes under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series.
See "The Trust--Portfolio."

                  In the opinion of such bond counsel, an individual holder who resides in New York State or City will not be subject to State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although such an individual will be subject to New York State and (if a City resident), City tax, with respect to any gains realized when Bonds or Units are sold, redeemed or paid at maturity. However, interest on the Bonds may be subject to other state and local taxes. Interest on the Bonds is not excludable from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The Sponsors and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

                  In the opinion of special counsel to the Sponsor, the Trust is not treated as a separate taxable entity, and instead the Unit holders will be treated for Federal income tax purposes as the owners of a pro rata portion of the assets of the Trust. All income received by the Trusts will be reportable as income of the Unit holders in accordance with their pro rata portion.

                  Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includable in gross income as capital gain (or loss) for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Long-term capital gains realized by noncorporate Unit holders on the disposition of Bonds or Units will be taxed at a maximum federal income tax rate of 20% if the Unit and the Bonds have been held for more than one year), whereas ordinary income and short-term capital gain received by noncorporate Unit holders will be taxed at a maximum federal income tax rate of 39.6%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 ($1,500 for married persons filing separately) of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.


                  Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is an item of tax preference included in the calculation of the individual's alternative minimum tax currently taxed at a rate of up to 28% and the corporate alternative minimum tax currently


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at a rate of 20% (however, none of the Bonds in the Trust is a private activity bond, the interest on which is subject to this alternative minimum tax); (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for the portion of the institution's interest expense that is allocable to tax- exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax is imposed on U.S. branches of foreign corporations which may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.

                  The Code provides that a portion of social security benefits is includable in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return and zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.

                  In addition, certain S corporations, with accumulated earnings and profits from years in which they were C corporations may be subject to tax on tax-exempt interest, such as interest on the Bonds.


                  At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.


                  In the case of certain Bonds which may be included in the Trust, the opinions of bond counsel indicate that, although interest on such Bonds is generally exempt from Federal income tax, such Bonds are "industrial development bonds" under the 1954 Code or are "private activity bonds" as that term is defined in the Code (the following discussion also applies to Bonds that are "industrial development bonds" as they are defined in the 1954 Code in terms similar to those under which private activity bonds are defined in the Code and are generally subject to the same limitations). Interest on private activity bonds will not be exempt from Federal income tax for any period during which such bonds are held by a substantial user of the facilities financed by the proceeds of such bonds (or a related person to such a substantial user). Interest attributable to such Bonds, if received by a Unit holder who is such a substantial user or related person, will be taxable (i.e., not tax-exempt) to the same extent as if such Bonds were held directly as owner, although interest on those Bonds received by others would be tax-exempt.


                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.



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                  If borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for purposes of state and local taxation. Investors with questions regarding this issue should consult their tax advisors.

                  The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust (and therefore the Unit holders), to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units. For tax-exempt Bonds issued on or after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.


                  If a Unit holder's tax cost for its pro rata interest in a Bond exceeds its pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased its pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to its pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

                  The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws of states and local governments vary with respect to the taxation of such obligations.


                  From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.

                  The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exclusion from gross income of the interest earned on the Bonds in the Trust.


                  The opinions of counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own advisors for advice with respect to the effect of any legislative changes.




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                             RIGHTS OF UNIT HOLDERS

Certificates

                  Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

                  Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

                  While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus, "The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part II.

                  The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

                  The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

                  The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the


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Certificate by May 15 of such year if the Unit holder desires to change its plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units."

                  As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

                  Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of its Units, he will be entitled to receive its proportionate share of the accrued interest from the purchaser of its Units. Similarly, if a Unit holder redeems all or a portion of its Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."

Expenses and Charges

                  Initial Expenses

                  All the expenses of creating and establishing the Trust for Series 118 and prior Series have been borne by the Sponsors, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

                  All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, have been paid by the Trust. For Series 119 through 140 such expenses will be amortized over a five year period. Organizational expenses for Series 141 and subsequent Series will be charged upon the investor's purchase of Units during the initial offering period and will be paid at the close of the initial offering period by the Trust. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

                  Fees

                  The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory


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services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

                  The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

                  The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

                  Insurance Premiums


                  The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Corp. Pre-insured Bonds or MBIA Inc. Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.


                  Other Charges

                  The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.


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Reports and Records

                  The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

                  The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

                  Tender of Units

                  While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

                  Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                  By the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent


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Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

                  Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

                  If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                  Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

                  Computation of Redemption Price Per Unit

                  The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less


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(a) amounts representing taxes or governmental charges payable out of the Trust,
(b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."

                  Purchase by the Sponsors of Units Tendered for Redemption

                  The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

                  The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

                  The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held its Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to its Units without further instructions from the Unit holder.

                  Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.


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                         AUTOMATIC ACCUMULATION ACCOUNT

                  The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

                  The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.

                  Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.


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                                                               [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT

                  For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust who receive distributions from the Trust on a semi-annual basis to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

                  The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or
BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

                  Each Unit holder who receives distributions from the Trust on a semi-annual basis may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.


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                                    SPONSORS

                  Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

                  Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust, including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.


                  Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 74 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.


Limitations on Liability

                  The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

                  The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that


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the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

                  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

                  If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."

                  The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.

                  Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

                  The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust


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Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

                  Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


                  At September 30, 1999, the total partners' capital of Glickenhaus was $198,463,739 (audited); and at March 31, 2000, the total stockholders' equity of Lebenthal was $7,122,259 (audited).


                  The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.

                                     TRUSTEE

                  The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (800) 221-7771. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability

                  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."

Responsibility

                  For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and
"Sponsors--Resignation."


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Resignation

                  By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                    EVALUATOR


                  The Evaluator is Interactive Data Corporation, a Delaware corporation, with main offices at 100 Williams Street, New York, New York 10014. Interactive Data Corporation is a wholly owned subsidiary of Data Broadcasting Corporation, a Delaware corporation.


Limitations on Liability

                  The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

                  The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering-- Offering Price."

Resignation

                  The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

                  The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained


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therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

                  The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice of their opportunity to object to such termination and to the Sponsors and the holders of at least 33-1/3% of the Units do not instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of its certificate for Units, its pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.


                                 LEGAL OPINIONS


                  Certain legal matters have been passed upon by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64, and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsors as to Series 65 through 152 of Empire State Municipal Exempt Trust, Guaranteed Series. Upon completion of its combination with Battle Fowler LLP, Paul, Hastings, Janofsky & Walker LLP currently acts as special counsel for the Sponsors. Winston & Strawn, 200 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.



                                    AUDITORS

                  The financial statements of the Trust included in Part I of this Prospectus have been audited by BDO Seidman LLP, independent certified public accountants, as stated in their report with respect thereto, and are included therein in reliance upon such report given upon their authority as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS

                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



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                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA:     Bonds rated "AAA" have the highest rating assigned by
         Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                  AA:      Bonds rated "AA" have a very strong capacity to pay
         interest and repay principal and differ from the highest rated issues only in small degree.

                  A:       Bonds rated "A" have a strong capacity to pay
         interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB:     Bonds rated "BBB" are regarded as having an adequate
         capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise its own judgment with respect to such likelihood and risk.

                  NO: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


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                  SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2:  Satisfactory capacity to pay principal and interest.

                  SP-3:  Speculative capacity to pay principal and interest.

*Moody's rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

                  Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                  Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers "1," "2" and "3" in each rating classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.


NYC55/10858.5
                                      -34-


                                                                      ------------------------------------------------------

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements
filed with the Securities and Exchange Commission, Washington, D.C.                        EMPIRE STATE
under the Securities Act of 1933 and the Investment Company Act                       MUNICIPAL EXEMPT TRUST
of 1940, and to which reference is hereby made.  Information may be reviewed and copied at the Commission's Public Reference
Room, and information on the Public Reference Room may be
obtained by calling the SEC at 1-202-942-8090.  Copies may be                            GUARANTEED SERIES
obtained from the SEC by:

   o   electronic request (after paying a duplicating fee) at the
      following e-mail address:  publicinfo@sec.gov                                     PROSPECTUS, PART II
                                 ------------------
  o   visiting the SEC internet address:  http://www.sec.gov.
                                          -------------------
   o   writing:  Public Reference Section of the Commission, 450
      Fifth Street, N.W., Washington, D.C. 20549-6009


                                                                                             Sponsors:
-------------------------------------------------------


                           INDEX                                                         GLICKENHAUS & CO.
-------------------------------------------------------                                 6 East 43rd Street
                                                                                     New York, New York 10017
                                                                                            (212) 953-7532
                                                       Page
                                                       ----

THE TRUST................................................1                             LEBENTHAL & CO., INC.
                                                                                           120 Broadway
PUBLIC OFFERING.........................................15                           New York, New York 10271
                                                                                          (212) 425-6116
ESTIMATED CURRENT RETURN AND ESTIMATED
     LONG-TERM RETURN TO UNIT HOLDERS...................17

INSURANCE ON THE BONDS..................................15

TAX STATUS..............................................18

RIGHTS OF UNIT HOLDERS..................................21

AUTOMATIC ACCUMULATION ACCOUNT..........................27

SPONSORS................................................28

TRUSTEE.................................................30

EVALUATOR...............................................31

AMENDMENT AND TERMINATION OF THE TRUST
     AGREEMENT..........................................31

LEGAL OPINIONS..........................................32

AUDITORS................................................32

DESCRIPTION OF BOND RATINGS.............................32

-----------------------------------------------------------


No person is authorized to give any information or to make any representations with respect to this Trust, not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940.
Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.


-----------------------------------------------------------           ------------------------------------------------------




NYC55/10858.5







                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (incorporated by reference to the Cross-Reference
 Sheet to the Form S-6 Registration Statement of Empire State Municipal Exempt Trust, Guaranteed Series 133).
The Prospectus.
Signatures.
Written Consent of the following persons:
         Consent of Independent Auditors.
         Consent of Counsel (previously filed).
         Consent of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).

The following exhibits:

 *99.5.1   -- Consent of the Evaluator including Confirmation of Ratings.


 99.6.1    -- Copies of Powers of Attorney of General Partners of
              Glickenhaus & Co. (filed as Exhibit 6.1 to Form S-6
              Registration Statement No. 333-89553 of Empire State Municipal Exempt Trust, Guaranteed Series 149 on December 9, 1999 and incorporated herein by reference).


 99.6.2    -- Copies of Powers of Attorney of Directors and certain
              officers of Lebenthal & Co., Inc. (filed as Exhibit 6.2 to Amendment No. 1 to Form S-6 Registration Statement No. 33-55385 of Empire State Municipal Exempt Trust, Guaranteed Series 109 on November 2, 1994, and Amendment No. 1 to Form S-6 Registration Statement No 333-42455 of Empire State Municipal Exempt Trust, Guaranteed Series 140 on May 18, 1998 and incorporated herein by reference).


---------------

*       Being filed by this Amendment


                                      II-1
9329.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 134, Guaranteed Series 135 and Guaranteed Series 136, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 2000.


              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 134, GUARANTEED SERIES 135 AND
              GUARANTEED SERIES 136
              (Registrants)


              GLICKENHAUS & CO.
                         (Depositor)


              By:        /s/ Michael J. Lynch
                         --------------------------------
                         Michael J. Lynch
                         (Authorized Signator)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                             Title                                                 Date
----                             -----                                                 ----


ALFRED FEINMAN*                  General Partner                                       )  July 28, 2000
                                                                                       )
JAMES M. GLICKENHAUS*            General Partner                                       )
                                                                                       )
                                                                                       )
SETH M. GLICKENHAUS*             General Partner,                                      ) By:/s/ Michael J. Lynch
                                 Chief Investment Officer                              )    --------------------
                                                                                       )    Michael J. Lynch
                                                                                       )    Attorney-in-Fact*


---------------


* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Registration Statement No. 333-89553 on December 9, 1999.



                                      II-2
9329.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 134, Guaranteed Series 135 and Guaranteed Series 136, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 2000.

              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 134, GUARANTEED SERIES 135 AND
              GUARANTEED SERIES 136
              (Registrants)


              LEBENTHAL & CO., INC.
                         (Depositor)


              By:        /s/ D. Warren Kaufman
                         ------------------------------
                         D. Warren Kaufman
                         (Attorney-in-Fact)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.


Name                                Title                               Date
----                                -----                               ----


H. GERARD BISSINGER, II*            Director                            )
                                                                        ) July 28, 2000
JEFFREY M. JAMES*                   Director                            )
                                                                        )
/s/ D. WARREN KAUFMAN               Director                            )
---------------------                                                   )
D. Warren Kaufman                                                       ) By: /s/ D. Warren Kaufman
                                                                        )     ---------------------
                                                                        )     D. Warren Kaufman
ALEXANDRA LEBENTHAL*                Director, President                 )     Attorney-in-Fact*
                                                                        )
JAMES A. LEBENTHAL*                 Director, Chief                     )
                                    Executive Officer                   )
JAMES E. MCGRATH**                  Director                            )
                                                                        )
                                                                        )
DUNCAN K. SMITH*                    Director                            )


---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.

** An Executed copy of Power of Attorney was filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 333-42455 on May 18, 1998.

                                      II-3
9329.1

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus included in the Registration Statement.

PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
July 28, 2000





                         CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of


         EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 134, GUARANTEED SERIES 135 AND GUARANTEED SERIES 136

         We hereby consent to the use in Post-Effective Amendment No. 3 to Registration Statement No. 333-17301 of our opinion dated April 28, 2000 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 134, Guaranteed Series 135 and Guaranteed Series 136 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.




BDO SEIDMAN, LLP



New York, New York
July 28, 2000



                                      II-4
9329.1